UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 28, 2005

Mac-Gray Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13495	04-3361982
(State or other juris-	(Commission	(IRS Employer
diction of incorporation	File Number)	Identification No.)

22 Water Street, Cambridge, MA		02141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (617) 492-4040

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.               Other Events.

On November 28, 2005, Mac-Gray Corporation issued a press release announcing that Stewart G. MacDonald, Jr., Chairman and Chief Executive Officer, had established a Rule 10b5-1 sales plan. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits.

(c)               Exhibits.

Exhibit No.	Description

99.1	Press release dated November 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2005		MAC-GRAY CORPORATION

	By:	/s/ Michael J. Shea
Michael J. Shea
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 28, 2005